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                                                                   EXHIBIT 21.1


                        SUBSIDIARIES OF EQUITY INNS, INC.


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                                                                  JURISDICTION OF
NAME                                                         INCORPORATION/ORGANIZATION
----                                                         --------------------------
Equity Inns Trust                                                  Maryland
Equity Inns Services, Inc.                                         Tennessee
Equity Inns TRS Holdings, Inc.                                     Tennessee
Equity Inns Partnership, L.P.                                      Tennessee
Equity Inns Partnership II, L.P.                                   Tennessee
Equity Inns/West Virginia Partnership, L.P.                        Tennessee
EQI Financing Corporation                                          Tennessee
EQI Financing Partnership I, L.P.                                  Tennessee
EQI Financing Corporation II                                       Tennessee
EQI Financing Partnership II, L.P.                                 Tennessee
EQI/WV Financing Partnership, L.P.                                 Tennessee
EQI Financing Corporation III                                      Tennessee
EQI Financing Partnership III, L.P.                                Tennessee
EQI Financing Corporation IV                                       Tennessee
EQI Financing Partnership IV, L.P.                                 Tennessee
EQI Financing Corporation V                                        Tennessee
EQI Financing Partnership V, L.P.                                  Tennessee
EQI/WV Financing Corporation                                       Tennessee
EQI/WV Financing Partnership II, L.P.                              Tennessee
E. Inns Orlando, Inc.                                              Tennessee
E.I.P. Orlando, L.P.                                               Tennessee
ENN Company, Inc.                                                  Tennessee
ENN Leasing Company, Inc.                                          Tennessee
ENN Leasing Company I, L.L.C.                                      Delaware
ENN Leasing Company II, L.L.C.                                     Delaware
ENN Leasing Company III, L.L.C.                                    Delaware
ENN Leasing Company IV, L.L.C.                                     Delaware
ENN Leasing Company V, L.L.C.                                      Delaware
ENN KS, Inc.                                                       Kansas
ENN TRS, Inc.                                                      Tennessee
ENN TN, LLC                                                        Tennessee
ENN TN I, LLC                                                      Delaware
ENN TN II, LLC                                                     Delaware
ENN TN IV, LLC                                                     Delaware
ENN TN V, LLC                                                      Delaware
EQI FL Corporation                                                 Tennessee
ENN KS, Inc.                                                       Kansas

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                                                                 JURISDICTION OF
NAME                                                        INCORPORATION/ORGANIZATION
----                                                        --------------------------
ENN Gainesville, L.L.C.                                             Delaware
ENN Tampa, L.L.C.                                                   Delaware
ENN Tallahassee, L.L.C.                                             Delaware
ENN Knoxville, L.L.C.                                               Delaware
ENN Chattanooga, L.L.C.                                             Delaware
ENN Savannah, L.L.C.                                                Delaware
ENN Asheville, L.L.C.                                               Delaware
ENN Athens, L.L.C.                                                  Delaware
EQI Tallahassee, L.P.                                               Tennessee
EQI Athens, L.P.                                                    Tennessee
EQI Gainesville, L.P.                                               Tennessee
McKibbon Hotel Group of Gainesville, Florida, L.P.                  Georgia
McKibbon Hotel Group of Tallahassee, Florida #3, L.P.               Georgia
McKibbon Hotel Group of Sabal Park, Florida, L.P.                   Georgia
McKibbon Hotel Group of Tallahassee, Florida, L.P.                  Georgia
McKibbon Hotel Group of Knoxville, Tennessee #2, L.P.               Georgia
McKibbon Hotel Group of Savannah, Georgia, L.P.                     Georgia
McKibbon Hotel Group of Asheville, North Carolina, L.P.             Georgia
McKibbon Hotel Group of Chattanooga, Tennessee, L.P.                Georgia
EQI Mobile, L.P.                                                    Tennessee
EQI Macon, L.P.                                                     Tennessee
McKibbon Hotel Group of Knoxville, L.P.                             Georgia
ENN Knoxville 2, L.L.C.                                             Delaware
ENN Macon, L.L.C.                                                   Delaware
ENN Mobile, L.L.C.                                                  Delaware

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